PROVISION FOR ENVIRONMENTAL REHABILITATION	12 Months Ended
Dec. 31, 2025
Disclosure Of Provision For Environmental Rehabilitation [Abstract]
PROVISION FOR ENVIRONMENTAL REHABILITATION [Text Block]

20. PROVISION FOR ENVIRONMENTAL REHABILITATION

	Gibraltar	Florence Copper	Total
Beginning balance as at January 1, 2024	139,690	6,096	145,786
Change in estimates	445	1,036	1,481
Accretion (Note 7)	2,780	-	2,780
Settlements	(949)	-	(949)
PER from Cariboo acquisition (Note 13)	20,027	-	20,027
Foreign exchange differences	-	445	445
Ending balance as at December 31, 2024	161,993	7,577	169,570
Change in estimates	(18,709)	8,354	(10,355)
Accretion (Note 7)	2,862	-	2,862
Settlements	(6,065)	-	(6,065)
Foreign exchange differences	-	(361)	(361)
Ending balance as at December 31, 2025	140,081	15,570	155,651

The PER represents the present value of estimated costs of legal and constructive obligations required to retire an asset, including decommissioning and other site restoration activities.

Gibraltar mine

At Gibraltar, the provision reflects long-term obligations associated with closure of an operating open-pit mine, including water management and site reclamation activities extending beyond active mining operations.

Closure cash flows within the first 30 years were discounted using a nominal risk-free rate of 3.53% (2024 - 3.00%), based on the 30-year overnight index swap rate, while cash flows beyond 30 years were discounted using extrapolated nominal rates of up to 4.87% (2024 - 4.19%). Closure cost estimates incorporate long-term inflation assumptions ranging from 2.03% to 1.70% (2024 - 1.89% to 1.67%). A 25 basis point change in discount rates would change the provision by approximately $17.7 million as at December 31, 2025.

Security provided for reclamation obligations is returned once reclamation is completed and ongoing monitoring and maintenance requirements have ceased. In December 2024, the Province of British Columbia increased Gibraltar's required reclamation bonding from $108.5 million to $139.5 million. As at December 31, 2025, the Company had provided surety bonds totaling $124.2 million (2024 - $108.5 million) and is required to provide an additional $15.3 million of bonding by March 31, 2026, which the Company intends to satisfy through additional surety bonds.

Florence Copper

At Florence Copper, estimated obligations include closing production wellfields, restoration of the aquifer to pre-leach conditions and groundwater monitoring following completion of in-situ recovery operations, resulting in expenditures occurring beyond the production period. It is anticipated that a portion of the costs related to wellfield reclamation will be incurred periodically over the life of mine, whereas costs related to the remaining site restoration and post closure monitoring are anticipated to be incurred beyond the end of the current mine life.

Estimated closure costs cash flows, in real terms, were discounted to their present value using real risk-free rates of between 1.47% and 2.62%, based on US Treasury Inflation Protected Securities yields with maturities between 5 and 30 years.

For Florence Copper, the Company has provided surety bonds totaling US$37.1 million (2024 - US$36.1 million) to the federal and state regulators as reclamation security. Security for reclamation obligations is returned once regulatory requirements for closure are satisfied.